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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                          -----------------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              RAINBOW RENTALS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


        Ohio                                                          34-1512520
(State of Incorporation or Organization)                        (I.R.S. Employer
                                                             Identification No.)


3711 Starr Centre Drive
Canfield, Ohio                                                             44406
(Address of Principal Executive Officer)                              (Zip Code)


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
If this form relates to the registration of a     If this form relates to the registration of a
class of securities pursuant to Section 12(b)     class of securities pursuant to Section 12(g)
of the Exchange Act and is effective pursuant     of the Exchange Act and is effective pursuant
to General Instruction A(c), please check the     to General Instruction A(d), please check the
following box. [ ]                                following box. [X]




Securities Act registration statement file number to which this form relates        N/A     .
                                                                              -------------
                                                                              if applicable
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Securities to be registered pursuant to Section 12(b) of the Act:


        Title of Each Class                      Name of Each Exchange on Which
        to be so Registered                      Each Class is to be Registered
      -----------------------           ----------------------------------------

               None
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Securities to be registered pursuant to Section 12(g) of the Act:

                    Shares of Common Stock, without par value
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                                (Title of Class)



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                                    FORM 8-A


Item 1.  Description of Registrant's Securities to be Registered.

         The Registrant incorporates herein by reference the description of the shares of Common Stock, without par value, set forth under the caption "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (Registration No. 333-48769), including exhibits, filed with the Securities and Exchange Commission on March 27, 1998, as amended on May 14, 1998, and as may be amended further from time to time (the "Registration Statement"). In addition, to the extent that such description is modified in the form of prospectus filed by the Company pursuant to Rule 424(b) under the Securities Act of 1933, as amended, such description as modified shall be deemed to be incorporated by reference herein.

Item 2.  Exhibits.

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
Exhibit No.                                 Description

1. Amended and Restated Articles of Incorporation of the Registrant. Incorporated herein by reference to Exhibit 3.1 to the Registration Statement.

2.                Amended and Restated Code of Regulations of the Registrant.
                  Incorporated herein by reference to Exhibit 3.2 to the Registration Statement.

3. Specimen Certificate for shares of Common Stock, without par value, of the Registrant. Incorporated herein by reference to
                  Exhibit 4.1 to Amendment No. 1 to the Registration Statement filed on May 14, 1998.
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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        RAINBOW RENTALS, INC.


May 22, 1998                            By: /s/   Michael J. Viveiros
                                            -----------------------------------
                                            Michael J. Viveiros
                                            President